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                                                                    Exhibit 16.0
                 Certified Public Accountants    Suite 2500
                                                 100 Southeast Second Street
                                                 Miami, Florida 33131-2135
                                                 Telephone: (305) 358-4141
                                                 Facsimile: (305) 372-3150

October 26, 1998


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:


     We have read and agree with the comments in Item 4 of Form 8-K/A, Amendment No. 3 of Community Savings Bankshares, Inc. dated October 26, 1998.


Yours truly,


/s/ Deloitte & Touche
DELOITTE & TOUCHE LLP